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                                                                    EXHIBIT 10.1

CHASE

                                              June 10, 1998

Hanover Compressor Company
12001 North Houston-Rosslyn
Houston, Texas 77086

Dear Sirs:

     The Chase Manhattan Bank ("Chase") is pleased to inform you of its agreement, subject to the terms and conditions hereof, to make loans to Hanover Compressor Company ("HCC") from time to time through September 10, 1998, in an aggregate principal amount not to exceed $30,000,000 at any one time outstanding (the "Loans"). The Loans to be made under this letter agreement (the "Letter Agreement") are in addition to loans Chase is committed to make under the Credit Agreement, dated as of December 15, 1997, as amended by the Waiver and First Amendment thereto, dated as of June 10, 1998 (the "Credit Agreement") among HCC, the several Lenders party thereto and The Chase Manhattan Bank, as Administrative Agent. Except as otherwise defined herein, all capitalized terms used in the Credit Agreement are used herein with their defined meanings.

     The Loans to be made under this Letter Agreement will be governed by the same terms and provisions of the Credit Agreement as if Chase were the sole Lender thereunder, the functions of the Administrative Agent were performed by Chase and the
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Hanover Compressor Company             -2-                        June 10, 1998


Loans were made under the Credit Agreement. The Applicable Margin for the Loans and Applicable Commitment Fee Rate for the Bank's agreement to make the Loans hereunder will be the rates as provided in the Credit Agreement. The Loans under this Letter Agreement will be evidenced by the promissory note attached hereto as Exhibit A (the "Note"). All Loans shall be paid in fall no later than September 10, 1998 (the "Final Maturity Date'). In addition, HCC shall prepay the Loans in full (together with all interest and any other amounts described in subsection 3.13 of the Credit Agreement with respect to such Loans) on the date that the initial extension of credit is made under the proposed approximate $194,000,000 equipment lease transaction being arranged by Chase Securities Inc. So long as the Loans are available to HCC pursuant to the terms hereof, HCC may borrow, prepay and reborrow the Loans in whole or in part.

     In furtherance of the foregoing, the provisions of the Credit Agreement (other than subsections 2.1, 3.6, 3.14, Section 4, subsection 6.1, Section 10 and subsections 11.5(a) and 11.7(a)) are hereby incorporated by reference, mutatis mutandis. Notwithstanding anything to the contrary contained herein, no amendment, modification or waiver of any provision of the Credit Agreement after the date hereof shall be effective under this Letter Agreement unless consented to by Chase thereunder.

     In order to induce Chase to enter into this Letter Agreement and make the Loans provided for herein, HCC hereby confirms that the representations and warranties as incorporated herein from the Credit Agreement are true and correct in all material respects on the date hereof (except for (i) the representations and
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Hanover Compressor Company             -3-                        June 10, 1998


warranties or parts thereof that, by their terms, expressly relate solely to a specific date, in which case such representations or warranties or parts thereof shall be true and correct in all material respects as of such specific date and (ii) to the extent updated in connection with the Waiver and First Amendment dated as of June 10, 1998).

     This Letter Agreement and Chase's obligations to make Loans hereunder shall become effective upon Chase's receipt of (i) a copy of this Letter Agreement and the Note executed by a Responsible Officer of HCC and each Subsidiary Guarantor listed below and (ii) a copy of resolutions authorizing HCC's execution, delivery and performance of this Letter Agreement and the Note.

     This Letter Agreement may be executed in counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Letter Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK

     HCC agrees to pay or reimburse Chase for all of Chase's reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Letter Agreement, including, without limitation, the reasonable fees and disbursements of counsel to Chase.
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Hanover Compressor Company             -4-                        June 10, 1998


     If you are in agreement with the foregoing, please execute a copy of this letter in the space provided below, whereupon this Letter Agreement shall become an agreement among us as of the day and year first above written.


                                                   Very truly yours,

                                                   THE CHASE MANHATTAN BANK

                                                   By: \S\ Peter M. Ling
                                                      --------------------------
                                                   Title:  Peter M. Ling
                                                           Vice President


Agreed to and Accepted:

HANOVER COMPRESSOR COMPANY

By: \S\ Curtis Bedrich
   -----------------------
Title: Treasurer

     Each of the undersigned hereby acknowledges receipt of the foregoing Letter Agreement and hereby, jointly and severally, unconditionally and irrevocably guarantees to Chase the prompt, complete payment and performance by HCC when due (whether at stated maturity, by acceleration or otherwise) of the unpaid principal of and interest on the Loans and all other obligations and liabilities of HCC to Chase (including, without limitation, interest accruing at the then applicable rate provided in the Letter Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Letter Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to Hcc,
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Hanover Compressor Company             -5-                        June 10, 1998


whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Letter Agreement, the Note, or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities. costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to Chase that are required to be paid by HCC).

     The terms and provisions of the foregoing guarantee shall be subject to the same terms and conditions of the Subsidiaries' Guarantee dated as of December 15, 1997 made by each of the undersigned as if such provisions were herein incorporated mutatis mutandis, provided that the term Obligations shall refer specifically and only to the obligations described in the immediately preceding paragraph.
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Hanover Compressor Company                                        June 10, 1998


     IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


HANOVER/SMITH, INC.

By  \S\ Curtis Bedrich

Name: Curtis Bedrich
      Title: Treasurer

Address for Notices:
12001 North Houston Rosslyn
Houston, Texas 77086
Attn: Chief Financial Officer
Fax: 281-447-8781


HANOVER LAND COMPANY

By \S\ Curtis Bedrich

Name:  Curtis Bedrich
Title: Treasurer

Address for Notices:
12001 North Houston Rosslyn
Houston, Texas 77086
Attn: Chief Financial Officer
Fax: 281-447-8781


HANOVER MAINTECH, INC.

By: \S\ Curtis Bedrich

Name:  Curtis Bedrich
Title: Treasurer

Address for Notices:
12001 North Houston Rosslyn
Houston, Texas 77086
Attn: Chief Financial Officer
Fax: 281-447-8781